Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.5959%


        Excess Protection Level
          3 Month Average   5.23%
            November, 1998   5.60%
            October, 1998   5.84%
            September, 1998   4.26%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.41%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,787,462,952.91